© 2 0 1 6 K a n s a s C it y S o u th e rn March 15, 2018 J.P. Morgan 2018 Aviation, Transportation and Industrials Conference KANSAS CITY SOUTHERN Exhibit 99.1

© 2 0 1 6 K a n s a s C it y S o u th e rn Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic, political and social conditions; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2017 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors. 2

© 2 0 1 6 K a n s a s C it y S o u th e rn Full Year 2017 Results FY 2017 FY 2016 Variance Carloads/Units (in thousands) 2,270.0 2,166.9 5% Revenues (in millions) $2,582.9 $2,334.2 11% Operating Ratio 64.3% 64.9% (0.6) points Reported Diluted Earnings per Share $9.16 $4.43 107% Adjusted Diluted Earnings per Share* $5.25 $4.48 17% Free Cash Flow* (after dividends; in millions) $247.4 $174.6 42% 3 *All reconciliations to GAAP can be found on the KCS website in the Investors section

FY 2018 Volume Outlook – YoY View

No change from outlook presented during Q417 earnings call

Outlook	Markets	Key Drivers
Favorable – approximately 90% of volume	• Chemical & Petroleum	• Petroleum: Mexico Energy Reform shipments to see continued growth
		• Plastics: Incremental shipments to provide benefits in 2H 2018
	• Intermodal	• Additional opportunities for cross-border conversion from truck
		• Incremental benefits at Lazaro Cardenas from new port terminal & market share opportunities
		• Truck capacity tightening could provide benefits to U.S. business
	• Automotive	• Auto volumes expected to grow in-line with Mexico production estimates
		• No new plant openings in 2018. BMW & Toyota open; Mercedes/Infiniti begins full production in 2019
	• Agriculture & Minerals	• Grain & Food Products demand to remain strong in 2018
		• Grain volumes impacted by plant re-location in 2017
	• Industrial & Consumer	• Metals strength expected YOY – destined for both U.S. and Mexico markets
		• 2017 strength in other carloads (military and cement moves) creates tough YOY comp
		• Paper volumes expected to be neutral. Potential impacts from truck capacity could provide upside
Unfavorable – approximately 10% of volume	• Energy	• Utility Coal: 2018 volumes expected to decline due to impacts from Texas utility closure
		• Frac Sand: Uncertainty remains as West Texas sand mines begin production
		• Crude Oil: Continued growth expected in shipments YOY

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Q1 2018 Revenue, Volume & Expense Trends


+6%
+2%
Revenue
Carloads

Q1 2018 Revenue and Carloads, as of March 10, 2018

Favorable: ~79% of volumes

Intermodal:
QTD strength in both Cross-Border & Domestic shipments;
Civil protest activity driving QTD weakness at Lazaro

Chemicals & Petroleum:
Favorable YOY trend continues in Refined Products;
LPG supply into Mexico temporarily reduced by strong seasonal demand for LPG's in the U.S. & Canada

Industrial & Consumer:
Strength in U.S. Metals & Other Carloads (military)

Automotive:
Mexico auto production increases, partially offset by civil activity

Unfavorable: ~21% of volumes

Agriculture & Minerals:
Tougher comps & plant stockpiling create volatility in QTD trend – no change to expectation for FY favorability

Energy:
Closure of KCS-served coal-powered utility plant

Expense Trends:

Casualties:
Derailment activity causing ~$3M YOY increase in casualty expense

Network Congestion:
Congestion driving labor & equipment inefficiencies

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© 2 0 1 6 K a n s a s C it y S o u th e rn Tax Cuts and Jobs Act of 2017  Tax Reform is a net positive to KCS – lower statutory tax rate of 21% & immediate expensing of capital  Revaluation of existing deferred tax liabilities created a $488M tax benefit – offset by:  One-time repatriation tax of $177M on historical KCSM earnings – tax credits* reduce tax payable to $45M  Negative impact of GILTI tax, now estimated at ~$25M per year  GILTI (Global Intangibles Low Taxed Income) Tax  Intention of GILTI tax was to tax income generated from U.S. corporate intangibles moved offshore to low-tax countries (<13.125%)  Application of GILTI provisions to KCS does not align with intention:  Allocation of U.S. interest expense to foreign operations, rendering ~40-50% of KCS interest expense non-deductible  KCS must pay a 21% incremental tax rate on taxes (not income) already paid in Mexico at a 30% rate (i.e. double taxation)  KCS has no intellectual property or operations in a low tax rate foreign country (Mexico statutory rate = 30%)  Adjusted Effective Tax Rate: Approximately 30%  Consolidated Cash Tax Rate: Mid-20% range over next 3 years 6 *Foreign tax credits related to repatriation tax of ~$98M; utilized $34M of existing tax credit carryforwards consisting primarily of short-line tax credit

© 2 0 1 6 K a n s a s C it y S o u th e rn Trade & Regulatory Updates

NAFTA Negotiations – Current State

- Round 7 of negotiations in Mexico City concluded
- Negotiators' comments seem increasingly upbeat regarding NAFTA:
  - U.S. Trade Rep. Lighthizer: "Real headway was made…(but) we owe it to our citizens operating in a state of uncertainty to move much faster"
  - Mexican Economic Minister Guajardo: "We still have substantial challenges to overcome…yet progress made so far puts us on the right track"
  - Canadian Foreign Minister Freeland: "The work (of negotiators to date) is beginning to bear fruit"
- U.S. tariffs on metals dominated many discussions between the three parties, overshadowing topics such as rules surrounding automotive content
- Next round of negotiations to take place in Washington D.C. in April
  - If significant progress is not made, resolution could be delayed until late 2018/early 2019

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© 2 0 1 6 K a n s a s C it y S o u th e rn Update on COFECE Investigation  Final Resolution received & communicated on March 8, 2018 – Investigation surrounded effective competition in the Mexican rail marketplace for interconnection services, trackage rights and switching rights  Resolution dismisses the preliminary report, originally issued in March 2017 – COFECE determined that the investigation did not offer adequate information to issue a declaration on competition conditions  No further amendments or modifications may be made to the preliminary report 9

© 2 0 1 6 K a n s a s C it y S o u th e rn KCS Cross-Border Overview

KCS' Cross-Border* Business

- Cross-Border* moves represent ~40% of consolidated KCS volumes
- Northbound (U.S. imports)
  - Finished Vehicles
  - Intermodal (consumer goods)
  - Pre-NAFTA WTO/MFN tariffs generally range from 3-5%
- Southbound (U.S. exports)
  - Grain / Food Products
  - Intermodal (consumer goods & auto parts)
  - Petroleum & Raw Materials (paper, metals, plastics)
  - Pre-NAFTA WTO/MFN tariffs generally range from 6-16%
    - WTO/MFN tariffs on food products are 15%
- MFN tariffs are more punitive to U.S. exports

Cross-Border* Volume Breakdown



40% North
60% South

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*Includes both Franchise & Non-Franchise movements

Cross-Border Grain

- Outside of the U.S., South America is the largest supplier of corn to Mexico

- Challenges with South American supply:
  (*Reference map on next slide)*
  - Transportation challenges
    - Cost:
      Rail + vessel transportation needed into Mexican ports
    - Port Infrastructure:
      Mexican grain terminals at port locations do not have the capability to handle increasing imports
  - Product quality

Historical 5-Year View:
Strengthening USD vs. MXN has not impacted KCS' Ag & Min volume growth



1.70
1.45
1.20
0.95
1.00
1.73
1.50
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
KCS Cross-Border Ag & Min Volumes
MXN / USD

*Includes both Franchise & Non-Franchise movements

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Cross-Border Metals / Section 232

- Mexico is the 4th largest importer of steel into the U.S. marketplace, after Canada, Brazil & South Korea
- U.S. has a steel trade surplus with Mexico, as of 2017
- Only ~17% of KCS Metals volumes are cross-border
  - Majority southbound
  - Remaining Metals movements are largely Domestic US (steel pipe in support of energy markets) & Domestic Mexico (steel plant exports out of Lazaro Cardenas)


2017 NAFTA Steel Trade
5.6 Million Tons
Canada to US
5 Million Tons
US to Canada
3.9 Million Tons
US to Mexico
3.1 Million Tons
Mexico to US
Source: Trade.gov

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Mexico Energy Reform

2017 Revenue & Volumes



Millions
$46
$45
$44
$43
$42
$41
$40
19,000
17,000
15,000
$45M
17,800
FY 2017
Revenues
Volumes



Port Arthur
Laredo
BULKMATIC
Salinas Victoria
Monterrey
TCM
San Luis Potosi
Altamira
HOWARD
ENERGY PARTNERS
San Jose Iturbide
Veracruz
Mexico City
Lazaro Cardenas
Pipelines >90% Utilization
Pipelines <90% Utilization
KCS Network

Source: PLG Consulting

- **Market Focus Areas**
  - Emergence of retail outlets - new suppliers
  - Storage capacity
  - Pipeline capacity
  - Terminal locations – access to key markets
- **2018 Storage Capacity Expansions**
  - Howard Energy
  - TCM
    - Regulatory permit obtained in March 2018
  - Bulkmatic
- **Traffic Mix**
  - 2017 traffic mix composed of 52% LPG / 48% Refined Products
  - Expect refined products growth to outpace LPGs in future years

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